SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

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                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                 Date of Report
                       (Date of earliest event reported):

                                 March 23, 1999

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                            THERMO OPTEK CORPORATION
             (Exact name of Registrant as specified in its charter)


Delaware                        1-11757                     04-3283973
(State or other               (Commission              (I.R.S. Employer
jurisdiction of               File Number)             Identification Number)
incorporation or
organization)


8 East Forge Parkway
Franklin, Massachusetts                                       02038
(Address of principal executive offices)                    (Zip Code)


                                 (508) 553-1700
                         (Registrant's telephone number
                              including area code)



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Item 5.     Other Events

      On March 23, 1999, the Registrant issued a press release announcing the resignation of its president and chief executive officer, Dr. Robert J. Rosenthal. Barry S. Howe, president and chief executive officer of ThermoSpectra Corporation, will serve as interim president pending a permanent replacement. The Registrant and ThermoSpectra Corporation are both majority-owned subsidiaries of Thermo Instrument Systems Inc., which in turn is a majority-owned subsidiary of Thermo Electron Corporation.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits

      (a) Financial Statements of Business Acquired: not applicable.

      (b)   Pro Forma Financial Information: not applicable.

      (c)   Exhibits: not applicable.

                                    SIGNATURE



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized, on this 26th day of March, 1999.


                                          THERMO OPTEK CORPORATION


                                          By:/s/ Theo Melas-Kyriazi
                                             ----------------------------------
                                             Theo Melas-Kyriazi
                                             Chief Financial Officer